Critical accounting policies: key estimates and judgments (Policies)	12 Months Ended
Dec. 31, 2021
Critical Accounting Policies Key Estimates And Judgments
Cash flow hedge accounting involving the Company’s future exports

4.8.	Cash flow hedge accounting involving the Company’s future exports

The Company determines its future exports as “highly probable future exports” based on its current Strategic Plan and, based on short-term estimates on a monthly basis. The highly probable future exports are determined by a percentage of projected exports revenue, taking into account the Company’s operational and capital expenditure optimization model, limited to a threshold based on a historical percentage of the oil production that is usually sold abroad. For the long-term, future exports forecasts are reviewed whenever the Company reviews its Strategic Plan assumptions, while for the short-term it is reviewed monthly. The approach for determining exports as highly probable future exports is reviewed annually, at least.

See note 36 for more detailed information about cash flow hedge accounting and a sensitivity analysis of the cash flow hedge involving future exports.

Leases

4.11.	Leases

The Company uses incremental borrowing rates to determine the present value of the lease payments, when the interest rate implicit in the lease cannot be readily determined. These incremental borrowing rates are determined mainly based on the Company’s cost of funding based on yields of bonds issued by the Company, adjusted by currency and duration of cash outflows of the lease arrangements, economic environment of the country where the lessee operates and similar collateral.